Exhibit 10.5

FOURTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment'”) is made and entered into as of January 17, 2014 (the "Amendment Effective Date"), by and between THE AVENTINE GREENVILLE, LLC, a Delaware limited liability company ("Seller") and TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Purchaser").

W I T N E S S E T H :

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated December 5, 2013, as previously amended by that certain (i) First Amendment to Purchase and Sale Agreement dated December 11, 2013, (ii) Second Amendment to Purchase and Sale Agreement dated December 26, 2013 and (iii) Third Amendment to Purchase and Sale Agreement dated January 3, 2014 (collectively, the “Contract”); and

WHEREAS, Purchaser and Seller desire to amend the Contract as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, paid by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.                  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings respectively ascribed to them in the Contract.

2.                  Inspection Period/Partial Release of Earnest Money. Purchaser acknowledges and agrees that (a) the Inspection Period has expired and the Phase I Deadline has passed, (b) Purchaser no longer has any right to terminate the Contract pursuant to Section 3.2, and is bound to proceed to Closing and consummate the transaction contemplated by the Contract, (c) simultaneously with Purchaser's execution of this Fourth Amendment, Escrow Agent shall release Three Hundred Thousand and No/100 Dollars ($300,000.00) of the Earnest Money from escrow and deliver the same to Seller and (d) the Earnest Money is heretofore nonrefundable to Purchaser but for Purchaser's right to a return of such Earnest Money pursuant to the provisions of Sections 4.6, 6.2, or 7.1 of the Contract. For avoidance of doubt, in the event the Purchaser is entitled to the return of the Earnest Money, then the Seller shall promptly return the $300,000.00 portion of the Earnest Money (released to Seller) to Purchaser.

3.                  Extension of Closing Date. The first sentence of Section 4.1 of the Contract is hereby deleted in its entirety and the following is substituted in lieu thereof:

"The consummation of the transaction as contemplated hereby (“Closing”) shall he held at the office of Escrow Agent on February 6, 2014 via escrow funds and fully executed documents where neither the Purchaser nor the Seller nor either party's attorneys are required to be present."

4.                  Ratification. Except as amended hereinabove, the Contract remains unmodified and is hereby ratified and confirmed for all purposes and in all respects.

5.                  Counterparts. This Fourth Amendment may be executed in multiple, telecopied counterparts, all of which shall constitute one and the same instrument.

6.                  Entire Agreement. The Contract, as amended by this Fourth Amendment, constitutes the entire agreement of the parties with respect to the subject matter thereof and fully supersedes any and all prior or contemporaneous written or oral agreements and understandings between the parties pertaining to such subject matter.

7.                  Time of the Essence. Time is of the essence with respect to the Contract and this Fourth Amendment

[Signature pages follow]

IN WITNESS WHEREOF, Purchase and Seller have executed this Fourth Amendment as of the Amendment Effective Date.

SELLER:

THE AVENTINE GREENVILLE, LLC, a Delaware limited liability company

By:	Flournoy Development Company, LLC, a Georgia limited liability company, its Manager

	By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy, President

PURCHASER:

TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: Trade Street OP GP, LLC, a Delaware limited liability company, its general partner

	By:	Trade Street Residential, Inc., a Maryland corporation, its sole member

	By:	/s/ Richard Ross
	Name:	Richard Ross
	Title:	Chief Financial Officer